THE KENT FUNDS


                       Supplement dated September 24, 1998
                       to the Prospectus dated May 1, 1998

On September 21, 1998, during a Special Meeting of Shareholders (the "Meeting"), the shareholders of the Kent Funds approved the redesignation of each Fund's investment objective from a fundamental policy to a non-fundamental policy. Accordingly, the following paragraph replaces the first paragraph on page 36 within the section entitled "FUND CHOICES - Which Funds are Offered?":

         The Trust currently offers fourteen Funds, each of which is described below. Each Fund's investment objective is considered "non-fundamental" and may be changed by a Fund without the approval of its shareholders. Unless expressly identified as "fundamental," the other investment policies described below, including the dollar-weighted average portfolio maturity range of each Bond and Municipal Bond Fund, are also considered "non-fundamental" and may be changed by the Trust's Board of Trustees without shareholder approval.

The shareholders also approved during the Meeting the redesignation of certain investment restrictions applicable to the Funds from fundamental to non-fundamental. Accordingly, the following paragraph replaces the third full paragraph on page 43 within the section entitled "FUND CHOICES - What Investments do the Funds Invest In?":

         The Funds also have in place various investment restrictions. Certain of these investment restrictions have been designated as "fundamental," which means that they cannot be changed for a Fund without the approval of a "majority" (as defined in the SAI) of that Fund's outstanding shares. Other investment restrictions have been designated as "non-fundamental" and may be changed by the Trust's Board of Trustees without shareholder approval. Some of these fundamental and non-fundamental restrictions are set forth below. The first two restrictions are fundamental. The third restriction is non-fundamental. A complete list of investment restrictions for the Funds is contained in the SAI.



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The section  entitled  "STRUCTURE  AND MANAGEMENT OF THE FUNDS - Who Manages and
Services the Funds?" is being revised as a result of an addition to the portfolio management staff at Lyon Street Asset Management Company. The second paragraph under the heading "INVESTMENT ADVISER" on page 53 shall be amended by adding the following at the end of the paragraph:

         Brian J. Smolinski has been co-portfolio manager for the Index Equity, Small Company Growth and International Growth Funds since June, 1998. Mr. Smolinski is also responsible for developing and maintaining proprietary software that is used in researching structured equity investments. Prior to joining IMG, Mr. Smolinski worked as an Applications Business Analyst at Old Kent for nine years.












                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE

                             THE KENT FUNDS

                       Supplement dated September 24, 1998
                                     to the
                       Statement of Additional Information
                                dated May 1, 1998



         On September 21, 1998, during a Special Meeting of Shareholders (the "Meeting"), the shareholders of the Kent Funds approved the redesignation of certain investment restrictions applicable to the Funds from fundamental policies to non-fundamental policies. In addition, the shareholders approved amendments to the investment restrictions pertaining to (i) investments in securities of companies with less than a three-year operating history and (ii) investments in other investment companies. Accordingly, the section entitled "INVESTMENT RESTRICTIONS" is replaced in its entirety with the following provisions:

                             INVESTMENT RESTRICTIONS

                  The following investment restrictions include those that have been designated as "fundamental," which may not be changed with respect to a Fund without the vote of a "majority" of the Fund's outstanding shares (as defined in "Declaration of Trust--Voting Rights"), and those that have been designated as "non-fundamental," which may be changed without shareholder approval. If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's assets will not constitute a violation of the limitation. Unless otherwise stated, each restriction applies to all Funds.

                  The following investment restrictions are fundamental:

                  A Fund may not:

                  (1) Purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 5% of its total assets would be invested in securities of the issuer, except that up to 25% of its total assets may be invested without regard to this limit;

                  (2)  Borrow  money,   which  includes  entering  into  reverse
         repurchase agreements, except that a Fund may enter into reverse repurchase agreements or borrow money from banks for temporary or emergency purposes in aggregate amounts up to one-third of the value of the Fund's net assets; provided that while borrowings from banks exceed 5% of a Fund's net assets, any such borrowings and reverse repurchase agreements will be repaid before additional investments are made;

                  (3) Pledge more than 15% of its net assets to secure indebtedness; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be a pledge of assets;

                  (4) Issue senior securities; the purchase or sale of securities on a "when issued" basis, or collateral arrangements with respect to the writing of options on securities, are not deemed to be the issuance of a senior security;

                  (5) Make loans, except that a Fund may purchase or hold debt securities consistent with its investment objective, lend Fund securities valued at not more than 33 1/3% of its total assets to brokers, dealers and financial institutions, and enter into repurchase agreements;

                  (6) With respect to each Fund, other than the Municipal Funds, purchase any security of any issuer if as a result more than 25% of its total assets would be invested in a single industry; except that there is no restriction with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

                  (7) With respect to the Municipal Funds, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any issuer if as a result more than 25% of its total assets would be invested in a single industry, including industrial development bonds from the same facility or similar types of facilities if backed solely by non-governmental users; governmental issuers of municipal bonds are not regarded as members of an industry, and the Michigan Municipal Bond Fund and the Michigan Municipal Money Market Fund may invest more than 25% of its assets in industrial development bonds;

                  (8) Purchase or sell commodities or commodity contracts or real estate, except a Fund may purchase and sell securities secured by real estate and securities of companies which deal in real estate and may engage in currency or other financial futures contracts and related options transactions;

                  (9) Underwrite securities of other issuers, except that a Fund may purchase securities from the issuer or others and dispose of such securities in a manner consistent with its investment objective; or

                  (10) With respect to the Equity Funds, purchase any security (other than U.S. Government securities) of any issuer if as a result the Fund would hold more than 10% of the voting securities of the issuer.

                  The following investment restrictions are "non-fundamental" and may be changed with respect to a Fund without shareholder approval:

                  A Fund may not:

                  (1) Purchase securities on margin, except that it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities;

                  (2) Invest more than 15% of its total assets (10% of total assets for the Money Market Funds) in (i) securities with legal or contractual restrictions on resale; (ii) securities for which market quotations are not readily available; and (iii) repurchase agreements maturing in more than seven days;

                  (3) Invest more than 5% of its total assets in securities of any company having a record, together with its predecessors, of less than three years of continuous operation except that each of the Small Company Growth Fund and the International Growth Fund may invest up to 10% of its total assets in such companies;

                  (4) Make short sales of securities or maintain a short position unless at all times when a short position is open it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short; or

                  (5) Invest in the securities of other investment companies except as permitted by the Investment Company Act of 1940, as amended, or the rules promulgated thereunder.

                  With respect to Non-Fundamental Investment Restriction (2), the Funds currently intend to limit investment in illiquid securities to no more than 15% (10% for the Money Market Funds) of each Fund's respective net assets. With respect to Fundamental Investment
         Restriction (7), examples of types of facilities using industrial development bonds purchased by the Municipal Funds include water treatment plants, educational and hospital facilities.

                  In order to comply with Securities and Exchange Commission regulations relating to money market funds, the Money Market Funds will limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements collateralized by such securities) to not more than 5% of the value of their total assets at the time of purchase, except for 25% of the value of their total assets which, in the case of the Michigan Municipal Money Market Fund, may be invested without regard to the 5% limit in "First Tier Securities" (as defined by the Securities and Exchange Commission), and, in the case of the Money Market Fund and the Government Money Market Fund, may be invested in First Tier Securities of any one issuer for a period of up to three business days. In addition, no Money Market Fund will engage in options or futures as provided in Fundamental Investment Restrictions (3), (4) and (8), nor will the Money Market Funds borrow money, pursuant to Fundamental Investment Restriction (2), in excess of 10% of their total assets. With respect to Fundamental Investment Restrictions (6) and (7), the Money Market Funds are permitted to invest in excess of 25% of their total assets in obligations of U.S. banks and domestic branches of foreign banks that are subject to the same regulation as U.S. banks.

         The shareholders also elected Trustees at the Meeting. In addition to electing incumbent Trustees, the shareholders elected Michelle Van Dyke. Accordingly, the section entitled "TRUSTEES AND OFFICERS" is amended by adding the following provisions.

         The following shall be added to the list of Trustees and officers on pages 27 and 28:

                  * Michelle Van Dyke, Trustee, 34; she is President of the Central Region of Old Kent Mortgage Company, a director of Old Kent Mortgage Services, and was formerly Senior Vice President of Old Kent Mortgage Company.

         The following shall be added after the first sentence in the first paragraph on page 28:

                  Lyon Street, an affiliate of Old Kent Mortgage Company, of which Ms. Van Dyke is an employee, receives advisory fees as investment adviser to the Trust.

         The following chart describing Trustee compensation shall replace the chart following the second paragraph on page 30:



Name of Person                 Aggregate        Compensation Total Compensation
and Position                   Compensation           from the Trust and
                               from the Trust    Fund Complex Paid to Trustees


Anne T. Coughlan, Trustee*      $  4,000**                       $  4,000

Joseph F. Damore, Trustee       $ 13,000**                       $ 13,000

Walter B. Grimm, Trustee        $    0                           $   0

James F. Rainey, Trustee        $ 13,000**                       $ 13,000

Michelle Van Dyke               $   ***                          $     ***

Ronald F. VanSteeland, Trustee  $ 13,000                         $ 13,000

-------------------

*      Ms. Coughlan resigned from the Trust's Board of Trustees on May 23, 1997.
** During the fiscal year ended December 31, 1997, Mr. Damore deferred $10,000 of his compensation and Mr. Rainey deferred $6,500 of his compensation pursuant to the Deferred Compensation Plan. Ms. Coughlan received payment of all compensation (including compensation that was previously deferred pursuant to the Deferred Compensation Plan) that was due and owing to her in conjunction with her resignation from the Trust's Board of Trustees on May 23, 1997.
***    Ms. Van Dyke became a Trustee on September 21, 1998.

























                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE STATEMENT OF ADDITIONAL INFORMATION
                              FOR FUTURE REFERENCE


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